CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix Trust (the "Trust"), certify that:

     1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date:  9/5/03                            /S/PHILIP R. MCLOUGHLIN
     ---------------------------         ---------------------------------------
                                         Philip R. McLoughlin, Chairman
                                         (principal executive officer)



I, Nancy G. Curtiss, Treasurer of Phoenix Trust (the "Trust"), certify that:

     1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date:  9/5/03                            /S/NANCY G. CURTISS
     ---------------------------         ---------------------------------------
                                         Nancy G. Curtiss, Treasurer
                                         (principal financial officer)